                                                                   EXHIBIT 10.18

                       MANAGEMENT STOCKHOLDER'S AGREEMENT
                          (PURCHASED STOCK AND OPTIONS)

                  This Management Stockholder's Agreement (this "Agreement") is entered into as of ____ __, 2005 (the "Effective Date") between Affinia Group
Holdings Inc., a Delaware corporation (the "Company"), and the undersigned person (the "Management Stockholder") (the Company and the Management
Stockholder being hereinafter collectively referred to as the "Parties"). All capitalized terms not immediately defined are hereinafter defined in Section
7(b) of this Agreement or in the Option Plan (as such term is defined below) or, if not defined therein, in the Stock Option Agreement (as such term is defined below).

                  WHEREAS, pursuant to the Stock and Asset Purchase Agreement, dated as of July 8, 2004 (as amended, modified or supplemented from time to time, the "Purchase Agreement") between Affinia Group, Inc. (f/k/a AAG Opco
Corp.), a Delaware corporation ("Affinia") and a wholly owned subsidiary of the
Company, and Dana Corporation, a Virginia corporation ("Dana"), Affinia purchased the automotive aftermarket business from Dana (the date of such purchase, the "Closing Date");

                  WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, Cypress Merchant Banking Partners II L.P., a Delaware
limited partnership, Cypress Merchant Banking II C.V., a limited partnership formed under the laws of The Netherlands, 55th Street Partners II L.P., a
Delaware limited partnership, Cypress Side-By-Side L.L.C., a Delaware limited liability company and other investors have entered into a Stockholders
Agreement, dated as of the Closing Date (the "Investor Stockholders Agreement");

                  WHEREAS, the Management Stockholder has been selected by the
Company to purchase shares of Common Stock and/or to receive options to purchase shares of Common Stock (together with any options to purchase shares of Common
Stock granted to the Management Stockholder after the Effective Time, the
"Options") pursuant to the terms set forth below and the terms of the 2005 Stock
Incentive Plan of the Company (the "Option Plan") and the Nonqualified Stock
Option Agreement dated as of the date hereof, entered into by and between the
Company and the Management Stockholder (the "Stock Option Agreement"); and

                  WHEREAS, this Agreement is one of several other agreements
("Other Management Stockholders' Agreements") which have been or in the future will be entered into between the Company and other individuals who are or will be key employees of the Company or one of its subsidiaries (collectively, the
"Other Management Stockholders").

                  NOW THEREFORE, to implement the foregoing and in consideration of the grant of Options and of the mutual agreements contained herein, the
Parties agree as follows:

                  1. Issuance of Purchased Stock; Options

                  (a) Subject to the terms and conditions hereinafter set forth, the Management Stockholder hereby subscribes for and shall purchase, as of the
Effective Date, and the Company shall issue and deliver to the Management
Stockholder as of the Effective Date, [________] shares of Common Stock, at a per share purchase price of $[100.00] (the "Base Price"), which price is equivalent to the effective per share purchase price paid by

Cypress for the shares of the Company (all such shares acquired by the
Management Stockholder, the "Purchased Stock"). The aggregate purchase price for all shares of the Purchased Stock is $[________].

                  (b) Subject to the terms and conditions hereinafter set forth and as set forth in the Option Plan, as of the Effective Date the Company is
issuing to the Management Stockholder Options to acquire shares of Common Stock, at an initial exercise price per share equal to the Base Price, and the Parties shall execute and deliver to each other copies of the Stock Option Agreement concurrently with the issuance of the Options.

                  (c) The Company shall have no obligation to issue or sell any
Purchased Stock or issue any Options to any person who (i) is a resident or citizen of a state or other jurisdiction in which the sale of the Common Stock to him would constitute a violation of the securities or "blue sky" laws of such jurisdiction or (ii) is not an employee of the Company or any of its subsidiaries on the date hereof.

                  2. Management Stockholder's Representations, Warranties and
Agreements.

                  (a) The Management Stockholder agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (any of the foregoing acts being referred to herein as a "transfer") any shares of Purchased Stock or Common Stock issuable upon exercise of the Options ("Option Stock"; together with all Purchased Stock,
Net Settled Stock and any other Common Stock otherwise acquired and/or held by the Management Stockholder Entities, "Stock"), except as otherwise provided for herein. If the Management Stockholder is a Rule 405 Affiliate, the Management
Stockholder also agrees and acknowledges that he will not transfer any shares of the Stock unless:

                  (i) the transfer is pursuant to an effective registration
         statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act"), and in compliance with applicable provisions of state securities laws; or

                  (ii) (A) counsel for the Management Stockholder (which counsel shall be reasonably acceptable to the Company) shall have furnished the
         Company with an opinion, reasonably satisfactory in form and substance to the Company, that no such registration is required because of the availability of an exemption from registration under the Act and (B) if the Management Stockholder is a citizen or resident of any country other than the United States, or the Management Stockholder desires to effect any transfer in any such country, counsel for the Management
         Stockholder (which counsel shall be reasonably satisfactory to the
         Company) shall have furnished the Company with an opinion or other advice reasonably satisfactory in form and substance to the Company to the effect that such transfer will comply with the securities laws of such jurisdiction.

Notwithstanding the foregoing, the Company acknowledges and agrees that any of the following transfers are deemed to be in compliance with the Act and this
Agreement (including without limitation any restrictions or prohibitions herein)
and no opinion of counsel is required in connection therewith: (x) a transfer made pursuant to Section 3, 4, 5, 6 or 9 hereof, (y) a transfer upon the death or Disability of the Management Stockholder to the Management Stockholder's
Estate or a transfer to the executors, administrators, testamentary trustees, legatees or beneficiaries of a person who has become a holder of Stock in accordance with the terms of this Agreement; provided that it is expressly understood that any such transferee shall be bound by the provisions of this
Agreement, and (z) a transfer made after the Effective Date in compliance with the federal securities laws to a Management Stockholder's Trust, provided that such transfer is made expressly subject to this Agreement and that the transferee agrees in writing to be bound by the terms and conditions hereof.

                  (b) From and after the Effective Date until such time as the applicable transfer restrictions no longer apply to such Stock and the Company has reissued a certificate representing such Stock, the certificate (or certificates) representing the Stock shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE
                  TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR
                  OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT,
                  PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE
                  PROVISIONS OF THE MANAGEMENT STOCKHOLDER'S AGREEMENT DATED AS
                  OF ____ __, 2005 BETWEEN AFFINIA GROUP HOLDINGS INC. (THE
                  "COMPANY") AND THE MANAGEMENT STOCKHOLDER NAMED ON THE FACE
                  HEREOF (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE
                  COMPANY).

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE NOT REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
                  THE SECURITIES LAWS OF ANY STATE, AND NO SALE, ASSIGNMENT,
                  TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE
                  SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT
                  (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE
                  ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR
                  "BLUE SKY" LAWS OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH
                  AN OPINION OF COUNSEL WHICH SHALL BE REASONABLY SATISFACTORY
                  TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT,
                  TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS NOT IN
                  VIOLATION OF THE ACT OR APPLICABLE STATE SECURITIES LAWS."

                  (c) The Management Stockholder acknowledges that he has been advised that (i) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Stock and (ii) a notation shall be made in the appropriate records of the Company indicating that the Stock is subject to restrictions on transfer and appropriate stop transfer restrictions will be issued to the Company's transfer agent with respect to the Stock. If the
Management Stockholder is a Rule 405 Affiliate, the Management Stockholder also acknowledges that (1) the Stock must be held indefinitely and the Management
Stockholder must continue to bear the economic risk of the investment in the
Stock unless it is subsequently registered under the Act or an exemption from such registration is available, (2) when and if shares of the Stock may be disposed of without registration in reliance on Rule 144 of the rules and regulations promulgated under the Act, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule and

(3) if the Rule 144 exemption is not available, public sale without registration will require compliance with some other exemption under the Act.

                  (d) If any shares of the Stock are to be disposed of in
accordance with Rule 144 under the Act or otherwise, the Management Stockholder shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the SEC.

                  (e) The Management Stockholder agrees that, if any shares of the Stock are offered to the public pursuant to an effective registration statement under the Act (other than registration of securities issued on Form
S-8, S-4 or any successor or similar form), the Management Stockholder will not effect any public sale or distribution of any shares of the Stock not covered by such registration statement from the time of the receipt of a notice from the
Company that the Company has filed or imminently intends to file such registration statement to, or within 180 days (or such shorter period as may be consented to by the managing underwriter or underwriters) in the case of the initial Public Offering and ninety (90) days (or in an underwritten offering such shorter period as may be consented to by the managing underwriter or underwriters, if any) in the case of any other Public Offering after, the effective date of such registration statement, unless otherwise agreed to in writing by the Company.

                  (f) The Management Stockholder represents and warrants that
(i) with respect to the Stock, he has received and reviewed the available information relating to the Stock, including having received and reviewed the documents related thereto, certain of which documents set forth the rights, preferences and restrictions relating to the Options and the Stock underlying the Options and (ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such information, the Company and the business and prospects of the Company which he deems necessary to evaluate the merits and risks related to his investment in the Stock and to verify the information contained in the information received as indicated in this Section 2(f), and he has relied solely on such information.

                  (g) The Management Stockholder further represents and warrants that (i) his financial condition is such that he can afford to bear the economic risk of holding the Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (ii) he can afford to suffer a complete loss of his investment in the Stock, (iii) he understands and has taken cognizance of all risk factors related to the purchase of the Stock, (iv) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Stock as contemplated by this Agreement, (v) his participation in the purchase of the Purchased Stock is voluntary and (vi) he is a resident of the State of [_________________].

                  3. Transferability of Stock. The Management Stockholder agrees that he will not transfer any shares of the Stock at any time during the period commencing on the Effective Date and ending on the earliest to occur (the date of such event, the "Lapse Date") of (i) the seventh anniversary of the Closing
Date, (ii) the date of consummation of a Qualified Public Offering and (iii) a
Change in Control; provided, however, that the Management Stockholder may transfer shares of Stock during such time pursuant to one of the following exceptions: (a) transfers permitted by Section 5 or 6; (b)
transfers permitted by clauses (y) and (z) of Section 2(a); (c) a sale of shares of Common Stock pursuant to an effective registration statement under the Act filed by the Company, including without limitation a sale pursuant to Section 9
(excluding any registration on Form S-8, S-4 or any successor or similar form);
(d) transfers permitted pursuant to the Sale Participation Agreement (as defined in Section 7); (e) transfers to Cypress and its Affiliates or (f) other transfers permitted by the Board in its sole discretion. No transfer of any such shares in violation hereof shall be made or recorded on the books of the Company and any such transfer shall be void ab initio and of no effect.

                  4. Right of First Refusal. (a) If, at any time after the Lapse
Date and prior to the date of consummation of a Qualified Public Offering, the
Management Stockholder receives a bona fide offer to purchase any or all of his
Stock (the "Third Party Offer") from a third party (which, for the avoidance of doubt, shall not include any transfers pursuant to clauses (y) and (z) of
Section 2(a) or pursuant to the Sale Participation Agreement) (the "Offeror"),
which the Management Stockholder wishes to accept, the Management Stockholder shall cause the Third Party Offer to be reduced to writing and shall notify the
Company in writing of his wish to accept the Third Party Offer. The Management
Stockholder's notice to the Company shall contain an irrevocable offer to sell such Stock to the Company (in the manner set forth below) at a purchase price equal to the price contained in, and on the same terms and conditions of, the
Third Party Offer, and shall be accompanied by a copy of the Third Party Offer
(which shall identify the Offeror). At any time within fifteen (15) days after the date of the receipt by the Company of the Management Stockholder's notice, the Company shall have the right and option to purchase, or to arrange for a third party to purchase, all (but not less than all) of the shares of Stock covered by the Third Party Offer, pursuant to Section 4(b).

                  (b) The Company shall have the right and option to purchase, or to arrange for a third party to purchase, all of the shares of Stock covered by the Third Party Offer at the same price and on substantially the same terms and conditions as the Third Party Offer (or, if the Third Party Offer includes any consideration other than cash, then at the sole option of the Company, at the equivalent all cash price, determined in good faith by the Company's Board), by delivering a certified bank check or checks in the appropriate amount (or by wire transfer of immediately available funds, if the Management Stockholder
Entities provide to the Company wire transfer instructions) (and any such non-cash consideration to be paid) to the Management Stockholder at the principal office of the Company against delivery of certificates or other instruments representing the shares of Stock so purchased, appropriately endorsed by the Management Stockholder. If at the end of the 15-day period, the
Company has not tendered the purchase price for such shares in the manner set forth above, the Management Stockholder may, during the succeeding 60-day period, sell not less than all of the shares of Stock covered by the Third Party
Offer, to the Offeror on terms no less favorable to the Management Stockholder than those contained in the Third Party Offer. Promptly after such sale, the
Management Stockholder shall notify the Company of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the Company. If, at the end of sixty (60) days following the expiration of the 15-day period during which the Company is entitled hereunder to purchase the Stock, the
Management Stockholder has not completed the sale of such shares of the Stock as aforesaid, all of the restrictions on sale, transfer or assignment contained in this Agreement shall again be in effect with respect to such shares of the
Stock.

                  5. The Management Stockholder's Right to Resell Stock and
                     Options to the Company.

                  (a) Except as otherwise provided herein and for the purpose of providing a market for the Stock or Options for the applicable Management
Stockholder Entities, if, prior to the Lapse Date, either (x) prior to
Retirement, the Management Stockholder's employment with the Company (or any of its subsidiaries) terminates as a result of the death or Disability of the
Management Stockholder or (y) after Retirement, the Management Stockholder dies or suffers a Disability, then the applicable Management Stockholder Entity, shall, for one year following the date of (x) such termination for death or
Disability or (y) such death or Disability, respectively (as applicable, the
"Put Period"), have the right to:

                  (i) With respect to the Stock, sell to the Company, and the
         Company shall be required to purchase, on one occasion, all of the shares of Stock then held by the applicable Management Stockholder
         Entities at a per share price equal to Fair Market Value (the "Section
         5 Repurchase Price") at the time of the purchase;

                  (ii) With respect to any outstanding Options, receive from the
         Company, on one occasion, in exchange for all of the exercisable portions of the Options then held by the applicable Management
         Stockholder Entities, an amount equal to the product of (x) the excess, if any, of the Section 5 Repurchase Price at the time of the exchange over the Option Exercise Price and (y) the number of Exercisable Option
         Shares, which Options shall be terminated in exchange for such payment, which shall be payable in shares of Stock (the "Net Settled Stock"). In the event the foregoing Option Excess Price is zero or a negative number, all outstanding exercisable portions of the Options granted to the Management Stockholder under the Option Plan shall be automatically terminated without any payment in respect thereof. In the event that the Management Stockholder Entities do not exercise the foregoing rights, the exercisable but unexercised portions of the Options shall terminate in accordance with the terms of Section 4(a) of the Stock
         Option Agreement. Subject to the Stock Option Agreement, the
         unexercisable portions of the Options held by the applicable Management
         Stockholder Entities shall terminate without payment immediately upon termination of employment in accordance with Section 3(c) of the Stock
         Option Agreement.

                  (iii) For 30 days following the six month anniversary (the
         "Settled Stock Put Period") of the receipt by the applicable Management
         Stockholder Entities of the Net Settled Stock, sell to the Company, and the Company shall be required to purchase, on one occasion, all such
         Net Settled Stock held by the applicable Management Stockholder
         Entities at a per share price equal to the Section 5 Repurchase Price at the time of the purchase.

                  (b) In the event the applicable Management Stockholder
Entities intend to exercise their rights pursuant to Section 5(a), such
Management Stockholder Entities shall send written notice to the Company, (i) at any time during the Put Period, of their intention to sell shares of Stock in exchange for the payment referred to in Section 5(a)(i) and/or to exchange such
Options for Net Settled Stock or (ii) at any time during the Settled Stock Put
Period, of their intention to sell the Net Settled Stock in exchange for the payment referred to in Section 5(a)(iii)(the "Redemption Notice"). The
completion of the purchases or exchanges shall take place at the principal office of the Company on the tenth business day after the giving of the
Redemption Notice. The applicable Section 5 Repurchase Price shall be paid by delivery to the applicable Management Stockholder Entities of a certified bank check or checks in the appropriate amount payable to the order of each of the applicable Management Stockholder Entities (or by wire transfer of immediately available funds, if the Management Stockholder Entities provide to the Company wire transfer instructions) and the Net Settled Stock shall be delivered to the applicable Management Stockholder Entities, both against delivery of certificates or other instruments representing the Stock so purchased and appropriate documents canceling the Options so terminated appropriately endorsed or executed by the applicable Management Stockholder Entities or any duly authorized representative.

                  (c) Notwithstanding anything in Section 5(a) to the contrary and subject to Section 10(a), if there exists and is continuing a default or an event of default on the part of the Company or any subsidiary of the Company under any material loan, guarantee or other agreement under which the Company or any subsidiary of the Company has borrowed money or if the repurchase referred to in Section 5(a) would result in a default or an event of default on the part of the Company or any subsidiary of the Company under any loan, guarantee or other agreement under which the Company or any subsidiary of the Company has borrowed money or if a repurchase would not be permitted under Section 170 of the Delaware General Corporation Law (the "DGCL") or would otherwise violate the
DGCL (or if the Company reincorporates in another state, the business corporation law of such state) (each such occurrence being an "Event"), the
Company shall not be obligated to repurchase any of the Stock from the applicable Management Stockholder Entities until the first business day which is ten (10) calendar days after all of the foregoing Events have ceased to exist
(the "Repurchase Eligibility Date"); provided, however, that the number of shares of Stock subject to repurchase under this Section 5(c) shall be that number of shares of Stock, as specified in the Redemption Notice and held by the applicable Management Stockholder Entities at the time of delivery of the
Redemption Notice in accordance with Section 5(b) hereof (as may be adjusted pursuant to Section 7(a)). Notwithstanding the foregoing and subject to Section
6(d), if an Event exists and is continuing for ninety (90) days, the Management
Stockholder Entities shall be permitted by written notice to rescind any
Redemption Notice but the Management Stockholder Entities shall have another thirty (30) days from the date the Event ceases to exist to give another
Repurchase Notice on the terms applicable to the first Redemption Notice.

                  6. The Company's Option to Purchase Stock and Options of
                     Management Stockholder Upon Certain Terminations of
                     Employment.

                  (a) Termination for Cause by the Company, Termination by the
Management Stockholder without Good Reason (other than due to his Retirement, death or Disability) and other Call Events. Except as otherwise provided herein, if, prior to the Lapse Date, (i) the Management Stockholder's active employment with the Company (and/or, if applicable, its subsidiaries) is terminated by the
Company (and/or, if applicable, its subsidiaries) for Cause , (ii) the
Management Stockholder's active employment with the Company (and/or, if applicable, its subsidiaries) is terminated by the Management Stockholder without Good Reason (other than due to his Retirement, death or Disability) (a
"Section 6(a)(ii) Call Event"), (iii) the beneficiaries of a Management
Stockholder's Trust shall include any person or entity other than the Management
Stockholder, his spouse (or ex-spouse) or his lineal descendants (including adopted children) or (iv) the Management Stockholder shall otherwise effect a transfer of any of the Stock other than as permitted in this Agreement (other than as may be required by applicable law or an order of a court having competent jurisdiction) after notice from the Company of such impermissible transfer and a reasonable opportunity to cure such transfer (each, a "Section
6(a) Call Event"):

                      (A) the Company (for the purpose of providing a market for the Stock for the applicable Management Stockholder Entities) may purchase all or any portion of the shares of the Stock then held by the applicable Management
Stockholder Entities at a per share purchase price equal to the lesser of (x)
the Base Price and (y) Fair Market Value (any such applicable repurchase price, the "Section 6(a) Repurchase Price"), except that, in the case of a Section
6(a)(ii) Call Event that occurs on or after December 31, 2007, the Section 6(a)
Repurchase Price shall be equal to Fair Market Value;

                      (B) subject to the Stock Option Agreement, all Options
(whether or not then exercisable) held by the applicable Management Stockholder
Entities will terminate immediately without payment in respect thereof; and

                      (C) the Company (for the purpose of providing a market for the Stock for the applicable Management Stockholder Entities) may purchase all or any portion of the shares of the Stock issued upon the exercise of any of the
Options that is not terminated pursuant to clause (B) at a per share purchase price equal to the Section 6(a) Repurchase Price.

                  (b) Termination without Cause by the Company (other than due to his death or Disability), and Termination by the Management Stockholder with
Good Reason. Except as otherwise provided herein, if, prior to the Lapse Date,
(i) the Management Stockholder's active employment with the Company (and/or, if applicable, its subsidiaries) is terminated by the Company (and/or, if applicable, its subsidiaries) without Cause (other than due to his death or
Disability), or (ii) the Management Stockholder's active employment with the
Company (and/or, if applicable, its subsidiaries) is terminated by the
Management Stockholder with Good Reason (each, a "Section 6(b) Call Event"):

                      (A) the Company (for the purpose of providing a market for the Stock for the applicable Management Stockholder Entities) may purchase all or any portion of the shares of such Stock then held by the applicable
Management Stockholder Entities at a per share purchase price equal to Fair
Market Value; and

                      (B) the Company may purchase all or any portion of the
exercisable Options held by the applicable Management Stockholder Entities for an amount equal to the product of (x) the excess, if any, of the price equal to
Fair Market Value over the Option Exercise Price and (y) the number of
Exercisable Option Shares, which Options shall be terminated in exchange for such payment. In the event the foregoing Option Excess Price is zero or a negative number, all outstanding exercisable stock options granted to the
Management Stockholder under the Option Plan shall be automatically terminated without any payment in respect thereof. In the event that the Company does not exercise the foregoing rights, the exercisable but unexercised portions of the
Options shall terminate in accordance with the terms of Section 4(a) of the
Stock Option Agreement. Subject to the Stock Option Agreement, the unexercisable portions of the Options held by the applicable Management Stockholder Entities shall terminate without payment immediately upon termination of employment in accordance with Section 3(c) of the Stock Option Agreement.

                  (c) Death or Disability. Except as otherwise provided herein, if, prior to the Lapse Date, either (x) prior to Retirement, the Management
Stockholder's employment

with the Company (and/or, if applicable, its subsidiaries) is terminated as a result of the death or Disability of the Management Stockholder or (y) after
Retirement, the Management Stockholder dies or suffers a Disability (any event in clause (x) or clause (y), a "Section 6(c) Call Event"), then the Company may
(for the purpose of providing a market for the Stock):

                     (A) With respect to the Stock, purchase all or any portion of the shares of Stock then held by the applicable Management Stockholder
Entities at a per share price equal to Fair Market Value; and

                     (B) With respect to the Options, purchase all or part of
the exercisable portions of the Options for an amount equal to the product of
(x) the excess, if any, of Fair Market Value over the Option Exercise Price and
(y) the number of Exercisable Option Shares, which portions shall be terminated in exchange for such payment. In the event the foregoing Option Excess Price is zero or a negative number, all outstanding exercisable stock options granted to the Management Stockholder under the Option Plan shall be automatically terminated without any payment in respect thereof.

                  (d) Call Notice. The Company shall have a period of 210 days from the later of (i) the date of any Call Event (or, if later, with respect to a Section 6(a) Call Event, the date after discovery of, and the applicable cure period for, an impermissible transfer constituting a Section 6(a) Call Event)
and (ii) thirty (30) days from the date the Management Stockholder rescinds a
Redemption Notice pursuant to the last sentence of Section 5(c), in which to give notice in writing to the Management Stockholder of its election to exercise its rights and obligations pursuant to this Section 6 ("Repurchase Notice").
Notwithstanding the foregoing, with respect to Net Settled Stock, the Company shall have a period of sixty (60) days following the five month anniversary of the receipt by the Management Stockholder Entities of the Net Settled Stock to
give the Repurchase Notice. The completion of the purchases pursuant to the foregoing shall take place at the principal office of the Company on the tenth business day after the giving of the Call Notice. The applicable Repurchase
Price (including any payment with respect to the Options as described in this
Section 6) shall be paid by delivery to the applicable Management Stockholder
Entities of a certified bank check or checks in the appropriate amount payable to the order of each of the applicable Management Stockholder Entities (or by wire transfer of immediately available funds, if the Management Stockholder
Entities provide to the Company wire transfer instructions) against delivery of certificates or other instruments representing the Stock so purchased and appropriate documents cancelling the Options so terminated, appropriately endorsed or executed by the applicable Management Stockholder Entities or any duly authorized representative.

                  (e) Delay of Call. Notwithstanding any other provision of this
Section 6 to the contrary and subject to Section 10(a), if there exists and is continuing any Event, the Company shall delay the repurchase of any of the Stock or the Options (pursuant to a Call Notice timely given in accordance with
Section 6(d) hereof) from the applicable Management Stockholder Entities until the Repurchase Eligibility Date; provided, however, that (i) the number of shares of Stock subject to repurchase under this Section 6 shall be that number of shares of Stock (as may be adjusted pursuant to Section 7(a)), (ii) in the case of a repurchase pursuant to Section 6(b) or 6(c), the number of Exercisable
Option Shares for purposes of calculating the Option Excess Price payable under this Section 6 shall be the number of Exercisable Option Shares, in each case held by the applicable Management Stockholder Entities at the time of delivery of (and as set forth in) a Call Notice in accordance with Section 6(d) hereof and (iii) the Company may, at its election and in lieu of paying the repurchase price under paragraph (a), (b) or (c) of this Section 6, deliver a note payable in annual installments up to five years, bearing interest at the stated rate of interest on the Company's senior subordinated notes issued on the
Closing Date, except that the annual installment payments shall be accelerated if the Event shall cease to exist. All portions of the Options exercisable as of the date of a Repurchase Notice, in the case of a repurchase pursuant to Section
6(b) or 6(c), shall continue to be exercisable until the repurchase of such portions pursuant to such Call Notice, provided that to the extent that any portions of the Options are exercised after the date of such Call Notice, the number of Exercisable Option Shares for purposes of calculating the Option
Excess Price shall be reduced accordingly. Notwithstanding the foregoing, if an
Event exists and is continuing for ninety (90) days, the Management Stockholder
Entities shall be permitted by written notice to cause the Company to rescind any Repurchase Notice but the Company shall have another thirty (30) days from the date the Event ceases to exist to give another Repurchase Notice on the terms applicable to the first Repurchase Notice.

                  (f) Calculation of Option Excess Price. For the avoidance of doubt, in any instance where the Company exchanges cash or Stock for Options as set forth in Sections 5 and 6 above, the applicable Option Excess Price shall be calculated in tranches based on the applicable Option Exercise Prices relative to the applicable Repurchase Price, and not on an aggregate net basis, such that the Option Excess Price of any Options having the same Option Exercise Price, where the Option Excess Price is greater than zero, shall not be netted against the Option Excess Price of any Options having a different Option Exercise Price, where the Option Excess Price is less than or equal to zero.

                  7. Adjustment of Repurchase Price; Definitions.

                  (a) Adjustment of Repurchase Price. In determining the
applicable repurchase price of the Stock and Options, as provided for in
Sections 5 and 6, above, appropriate adjustments shall be made for any stock dividends, splits, combinations, recapitalizations or any other adjustment in the number of outstanding shares of Stock in order to maintain, as nearly as practicable, the intended operation of the provisions of Sections 5 and 6.

                  (b) Definitions. Terms used herein and as listed below shall be defined as follows:

         "Act" shall have the meaning set forth in Section 2(a)(i) hereof.

         "Agreement" shall have the meaning set forth in the introductory paragraph.

         "Base Price" shall have the meaning set forth in Section 1(a) hereof.

         "Board" shall mean the board of directors of the Company.

         "Call Events" shall mean, collectively, Section 6(a) Call Events,
Section 6(b) Call Events, and Section 6(c) Call Events.

         "Call Notice" shall have the meaning set forth in Section 6(d) hereof.

         "Closing Date" shall have the meaning set forth in the first "whereas"
paragraph.

                                       10

         "Common Stock" shall mean the Company's common stock, par value $0.01 per share.

         "Company" shall have the meaning set forth in the introductory paragraph.

         "Custody Agreement and Power of Attorney" shall have the meaning set forth in Section 9(e) hereof.

         "DGCL" shall have the meaning set forth in Section 5(c) hereof.

         "Disability" shall mean "Disability" as such term may be defined in the
Stock Option Agreement entered into by the Management Stockholder Agreement and the Company. Any question as to the existence of the Disability of the
Management Stockholder as to which the Management Stockholder and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Management Stockholder and the Company. If the
Management Stockholder and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing.
The determination of Disability made in writing to the Company and the
Management Stockholder shall be final and conclusive for all purposes of this
Agreement.

         "Event" shall have the meaning set forth in Section 5(c) hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended (or any successor section thereto).

         "Exercisable Option Shares" shall mean the shares of Common Stock that, at the Repurchase Calculation Date, could be purchased by the Management
Stockholder upon exercise of the outstanding and then-vested and exercisable portion of such Options.

         "Good Reason" shall mean "Good Reason" as such term may be defined in any employment agreement or change-in-control agreement in effect at the time of termination between the Management Stockholder and the Company or any of its
subsidiaries or Rule 405 Affiliates; or, if there is no such employment or change-in-control agreement, "Good Reason" shall mean (A) the failure of the
Company to pay or cause to be paid the Management Stockholder's base salary or target annual bonus, when due hereunder or a reduction in the base salary or annual bonus from the levels applicable in prior calendar years (other than any across the board reduction of 15% or less which similarly affects similarly situated employees) (B) any substantial and sustained diminution in the
Management Stockholder's title, authority or responsibilities or (C) any relocation of the Management Stockholder's principal place of employment by more than 50 miles from the current location as of the date of this Agreement, without the Management Stockholder's consent; provided that either of the events described in clauses (A) and (B) shall constitute Good Reason only if the
Company fails to cure such event within 30 days after receipt from the
Management Stockholder of written notice of the event which constitutes Good
Reason; provided, further, that "Good Reason" shall cease to exist for an event on the 60th day following the later of its occurrence or the Management
Stockholder's knowledge thereof, unless the Management Stockholder has given the
Company written notice thereof prior to such date.

         "Group" shall mean "group," as such term is used for purposes of
Section 13(d) or 14(d) of the Exchange Act.

                                       11

         "Investors" shall have the meaning set forth in the second "whereas"
paragraph.

         "Management Stockholder" shall have the meaning set forth in the introductory paragraph.

         "Management Stockholder Entities" shall mean the Management
Stockholder's Trust, the Management Stockholder and the Management Stockholder's
Estate, collectively.

         "Management Stockholder's Estate" shall mean the conservators, guardians, executors, administrators, testamentary trustees, legatees or beneficiaries of the Management Stockholder.

         "Management Stockholder's Trust" shall mean a partnership, limited liability company, corporation, trust or custodianship, the beneficiaries of which may include only the Management Stockholder, his spouse (or ex-spouse) or his lineal descendants (including adopted) or, if at any time after any such transfer there shall be no then living spouse or lineal descendants, then to the ultimate beneficiaries of any such trust or to the estate of a deceased beneficiary.

         "Maximum Repurchase Amount" shall have the meaning set forth in Section
10(a) hereof.

         "Notice" shall have the meaning set forth in Section 9(b) hereof.

         "Offeror" shall have the meaning set forth in Section 4(a) hereof.

         "Option" shall have the meaning set forth in the fourth "whereas"
paragraph.

         "Option Excess Price" shall mean the aggregate amount paid or payable by the Company in respect of Exercisable Option Shares, as determined pursuant to Section 5 or 6, as applicable.

         "Option Exercise Price" shall mean the then-current exercise price of the shares of Common Stock covered by the applicable Option.

         "Option Plan" shall have the meaning set forth in the fourth "whereas"
paragraph.

         "Option Stock" shall have the meaning set forth in Section 3(a) hereof.

         "Other Management Stockholders" shall have the meaning set forth in the sixth "whereas" paragraph.

         "Other Management Stockholders' Agreements" shall have the meaning set forth in the seventh "whereas" paragraph.

         "Parties" shall have the meaning set forth in the introductory paragraph.

         "Person" shall mean "person," as such term is used for purposes of
Section 13(d) or 14(d) of the Exchange Act.

         "Piggyback Registration Rights" shall have the meaning set forth in
Section 9(a).

                                       12

         "Proposed Registration" shall have the meaning set forth in Section
9(b) hereof.

         "Public Offering" shall mean the sale of shares of Common Stock to the public subsequent to the date hereof pursuant to a registration statement under the Act which has been declared effective by the SEC (other than a registration statement on Form S-4, S-8 or any other similar form).

         "Purchased Stock" shall have the meaning set forth in the fifth
"whereas" paragraph.

         "Qualified Public Offering" shall mean a Public Offering, which results in an active trading market of 20% or more of the Common Stock.

         "Repurchase Calculation Date" shall mean the last day of the month preceding the later of (i) the month in which the event giving rise to the right to repurchase occurs and (ii) the month in which the Repurchase Eligibility Date occurs.

         "Repurchase Eligibility Date" shall have the meaning set forth in
Section 5(c) hereof.

         "Repurchase Price" shall mean the amount to be paid in respect of the
Stock and Options to be purchased by the Company pursuant to Section 5(a),
Section 6(a), 6(b), or 6(c), as applicable.

         "Request" shall have the meaning set forth in Section 9(b) hereof.

         "Restricted Group" shall mean, collectively, the Company, its subsidiaries, the Investors and their respective Rule 405 Affiliates.

         "Restricted Stock" shall have the meaning set forth in the fifth
"whereas" paragraph.

         "Restricted Stock Agreement" shall have the meaning set forth in the fifth "whereas" paragraph.

         "Rule 405 Affiliate" shall mean an Affiliate of the Company as defined under Rule 405 of the rules and regulations promulgated under the Act and as interpreted in good faith by the Board.

         "Sale Participation Agreement" shall mean that certain sale participation agreement entered into by and between the Management Stockholder and the Investors dated as of the date hereof.

         "SEC" shall mean the Securities and Exchange Commission.

         "Stock" shall have the meaning set forth in Section 3(a) hereof.

         "Stock Option Agreement" shall have the meaning set forth in the fourth
"whereas" paragraph.

          "Third Party Offer" shall have the meaning set forth in Section 4(a)
hereof.

         "Transaction Agreement" shall have the meaning set forth in the first
"whereas" paragraph.

                                       13

         "Transfer" shall have the meaning set forth in Section 2(a) hereof.

                  8. The Company's Representations and Warranties.

                  (a) The Company represents and warrants to the Management
Stockholder that (i) this Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, (ii) the Stock, when issued and delivered in accordance with the terms hereof and the other agreements contemplated hereby, will be duly and validly issued, fully paid and nonassessable and (iii) assuming the Management
Stockholder's representations in Section 2 are true and correct, the issuance of the Purchased Stock and Options does not violate any "blue sky" or other securities law of any jurisdiction or require the Company to file a registration statement with the SEC or apply to qualify any securities under the "blue sky"
or other securities law of any jurisdiction.

                  (b) If the Company becomes subject to the reporting
requirements of Section 12 of the Exchange Act, the Company will file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, to the extent required from time to time to enable the Management Stockholder to sell shares of Stock without registration under the Exchange Act within the limitations of the exemptions provided by (A) Rule 144 under the Act, as such Rule may be amended from time to time, or (B) any similar rule or regulation hereafter adopted by the SEC. Notwithstanding anything contained in this Section 8(b), the Company may de-register under Section 12 of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder and, in such circumstances, shall not be required hereby to file any reports which may be necessary in order for Rule 144 or any similar rule or regulation under the Act to be available. Nothing in this Section 8(b) shall be deemed to limit in any manner the restrictions on sales of Stock contained in this Agreement.

                  9. "Piggyback" Registration Rights. Effective upon the date of this Agreement and until the later of (i) the first occurrence of a Qualified
Public Offering and (ii) the seventh anniversary of the Effective Date:

                  (a) The Management Stockholder hereby agrees to be bound by all of the terms, conditions and obligations of the piggyback registration rights contained in Section 5.4 of the Investor Stockholder Agreement entered into by and among the Company and investors party thereto (the "Piggyback
Registration Rights"), as in effect on the date hereof (subject to any amendments thereto to which the Management Stockholder has agreed in writing to be bound), and, if the Company is selling stock, shall have all of the rights and privileges of a "Holder" (as defined in the Investor Stockholders Agreement)
with respect to Piggyback Registration Rights (including, without limitation, the right to participate in the Qualified Public Offering and any rights to indemnification and/or contribution from the Company and/or the Investors), in each case as if the Management Stockholder were an original party (other than the Company) to the Investor Stockholder Agreement, subject to applicable and customary underwriter restrictions; provided, however, that at no time shall the
Management Stockholder have any rights to request registration under Section 5.3 of the Investor Stockholders Agreement; and provided further, that the
Management Stockholder shall not be bound by any amendments to the Investor
Stockholder Agreement unless the Management Stockholder consents in writing thereto provided that such consent will not be unreasonably withheld. All Stock purchased or held by the applicable Management Stockholder Entities pursuant to this Agreement shall be deemed to be "Registrable Securities" as defined in the
Investor Stockholder Agreement.

                                       14

                  (b) In the event of a sale of Common Stock by the Company in accordance with the terms of the Investor Stockholder Agreement, the Company will promptly notify the Management Stockholder in writing (a "Notice") of any proposed registration (a "Proposed Registration"). If within fifteen (15) days of the receipt by the Management Stockholder of such Notice, the Company receives from the applicable Management Stockholder Entities a written request
(a "Request") to register shares of Stock held by the applicable Management
Stockholder Entities (which Request will be irrevocable unless otherwise mutually agreed to in writing by the Management Stockholder and the Company), shares of Stock will be so registered as provided in this Section 9; provided, however, that for each such registration statement only one Request, which shall be executed by the applicable Management Stockholder Entities, may be submitted for all Registrable Securities held by the applicable Management Stockholder
Entities.

                  (c) The maximum number of shares of Stock which will be
registered pursuant to a Request will be the lowest of (i) the number of shares of Stock then held by the Management Stockholder Entities, including all shares of Stock which the Management Stockholder Entities are then entitled to acquire under an unexercised portion of the Options to the extent then exercisable, multiplied by a fraction, the numerator of which is the number of shares of
Stock being sold by the Company and any affiliated or unaffiliated investment partnerships and investment limited liability companies investing with the
Company and the denominator of which is the aggregate number of shares of Stock owned by the Company and any investment partnerships and investment limited liability companies investing with the Company or (ii) the maximum number of shares of Stock which the Company can register in connection with such Request in the Proposed Registration without adverse effect on the offering in the view of the managing underwriters (reduced pro rata as more fully described in subsection (d) of this Section 9 or (iii) the maximum number of shares which the
Management Stockholder (pro rata based upon the aggregate number of shares of
Stock the Management Stockholder and all Other Management Stockholders have requested to be registered) is permitted to register under the Piggyback
Registration Rights.

                  (d) If a Proposed Registration involves an underwritten
offering and the managing underwriter advises the Company in writing that, in its opinion, the number of shares of Stock requested to be included in the
Proposed Registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the shares of Stock offered in such Public Offering as contemplated by the
Company, then the Company will include in the Proposed Registration (i) first,
100% of the shares of Stock the Company proposes to sell and (ii) second, to the extent of the number of shares of Stock requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of shares of
Stock which the selling Investors and any affiliated or unaffiliated investment partnerships and investment limited liability companies investing with the selling Investors, the Management Stockholder and all Other Management
Stockholders (together, the "Holders") have requested to be included in the
Proposed Registration, such amount to be allocated pro rata among all requesting
Holders on the basis of the relative number of shares of Stock then held by each such Holder (including upon exercise of any exercisable portion of the Options)
(provided that any shares thereby allocated to any such Holder that exceed such
Holder's request will be reallocated among the remaining requesting Holders in like manner).

                                       15

                  (e) Upon delivering a Request the Management Stockholder will, if requested by the Company, execute and deliver a custody agreement and power of attorney having customary terms and in form and substance reasonably satisfactory to the Company with respect to the shares of Stock to be registered pursuant to this Section 9 (a "Custody Agreement and Power of Attorney"). The
Custody Agreement and Power of Attorney will provide, among other things, that the Management Stockholder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates (to the extent applicable) representing such shares of Stock (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Management Stockholder's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on the
Management Stockholder's behalf with respect to the matters specified therein.

                  (f) The Management Stockholder agrees that he will execute such other agreements as the Company may reasonably request to further evidence the provisions of this Section 9.

                  10. Pro Rata Repurchases; Dividends. (a) Notwithstanding
anything to the contrary contained in Section 4, 5 or 6, if at any time consummation of any purchase or payment to be made by the Company pursuant to this Agreement and the Other Management Stockholders Agreements would result in an Event, then the Company shall make purchases from, and payments to, the
Management Stockholder and Other Management Stockholders pro rata (on the basis of the proportion of the number of shares of Stock each such Management
Stockholder and all Other Management Stockholders have elected or are required to sell to the Company) for the maximum number of shares of Stock permitted without resulting in an Event (the "Maximum Repurchase Amount"). The provisions of Section 5(c) and 6(e) shall apply in their entirety to payments and repurchases with respect to shares of Stock which may not be made due to the limits imposed by the Maximum Repurchase Amount under this Section 10(a). Until all of such Stock is purchased and paid for by the Company, the Management
Stockholder and the Other Management Stockholders whose Stock is not purchased in accordance with this Section 10(a) shall have priority, on a pro rata basis, over other purchases of Stock by the Company pursuant to this Agreement and
Other Management Stockholders' Agreements.

                  (b) In the event any dividends are paid with respect to the
Stock, the Management Stockholder will be treated in the same manner as all other holders of Common Stock with respect to shares of Stock then owned by the
Management Stockholder, and, with respect to any Options held by the Management
Stockholder, in accordance, as applicable, with Section 4(b) of the Stock Option
Agreement.

                  11. Rights to Negotiate Repurchase Price. Nothing in this
Agreement shall be deemed to restrict or prohibit the Company from purchasing, redeeming or otherwise acquiring for value shares of Stock or Options from the
Management Stockholder, at any time, upon such terms and conditions, and for such price, as may be mutually agreed upon in writing between the Parties, whether or not at the time of such purchase, redemption or acquisition circumstances exist which specifically grant the Company the right to purchase, or the Management Stockholder the right to sell, shares of Stock or any Options under the terms of this Agreement; provided that no such purchase, redemption or acquisition shall be consummated, and no agreement with respect to any such purchase, redemption or acquisition shall be entered into, without the prior approval of the Board.

                                       16

                  12. Covenant Regarding 83(b) Election. Except as the Company
may otherwise agree in writing, the Management Stockholder hereby covenants and agrees that he will make an election provided pursuant to Treasury Regulation
1.83-2 with respect to the Stock, including without limitation, the Stock to be acquired upon each exercise of the Management Stockholder's Options and any grant of Restricted Stock; and Management Stockholder further covenants and agrees that he will furnish the Company with copies of the forms of election the
Management Stockholder files within thirty (30) days after the date hereof, and within thirty (30) days after each exercise of Management Stockholder's Options and with evidence that each such election has been filed in a timely manner.

                  13. Notice of Change of Beneficiary. Immediately prior to any transfer of Stock to a Management Stockholder's Trust, the Management
Stockholder shall provide the Company with a copy of the instruments creating the Management Stockholder's Trust and with the identity of the beneficiaries of the Management Stockholder's Trust. The Management Stockholder shall notify the
Company as soon as practicable prior to any change in the identity of any beneficiary of the Management Stockholder's Trust.

                  14. Recapitalizations, etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Stock or the Options, to any and all shares of capital stock of the Company or any capital stock, partnership units or any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or substitution of the Stock or the Options by reason of any stock dividend, split, reverse split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

                  15. Management Stockholder's Employment by the Company.
Nothing contained in this Agreement or in any other agreement entered into by the Company and the Management Stockholder contemporaneously with the execution of this Agreement (subject to, and except as set forth in, the applicable provisions of any offer letter or letter of employment provided to the
Management Stockholder by the Company or any employment agreement entered by and between the Management Stockholder and the Company) (i) obligates the Company or any subsidiary of the Company to employ the Management Stockholder in any capacity whatsoever or (ii) prohibits or restricts the Company (or any such subsidiary) from terminating the employment of the Management Stockholder at any time or for any reason whatsoever, with or without Cause, and the Management
Stockholder hereby acknowledges and agrees that neither the Company nor any other person has made any representations or promises whatsoever to the
Management Stockholder concerning the Management Stockholder's employment or continued employment by the Company or any subsidiary of the Company.

                  16. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 2(a) or Section 3 (other than clauses (c)
or (d) thereof) hereof, such transferee shall be deemed the Management
Stockholder hereunder; provided, however, that no transferee (including without limitation, transferees referred to in Section 2(a) or Section 3 hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking and becomes bound by the terms of this Agreement.

                                       17

                  17. Amendment. This Agreement may be amended only by a written instrument signed by the Parties hereto.

                  18. Closing. Except as otherwise provided herein, the closing of each purchase and sale of shares of Stock pursuant to this Agreement shall take place at the principal office of the Company on the tenth business day following delivery of the notice by either Party to the other of its exercise of the right to purchase or sell such Stock hereunder.

                  19. Applicable Law; Jurisdiction; Arbitration; Legal Fees.

                  (a) The laws of the State of Delaware applicable to contracts executed and to be performed entirely in such state shall govern the interpretation, validity and performance of the terms of this Agreement.

                  (b) In the event of any controversy among the parties hereto arising out of, or relating to, this Agreement which cannot be settled amicably by the parties, such controversy shall be finally, exclusively and conclusively settled by mandatory arbitration conducted expeditiously in accordance with the
American Arbitration Association rules by a single independent arbitrator. Such arbitration process shall take place within 100 miles of the New York City metropolitan area. The decision of the arbitrator shall be final and binding upon all parties hereto and shall be rendered pursuant to a written decision, which contains a detailed recital of the arbitrator's reasoning. Judgment upon the award rendered may be entered in any court having jurisdiction thereof.

                  (c) Notwithstanding the foregoing, the Management Stockholder acknowledges and agrees that the Company, its subsidiaries, the Investors and any of their respective Rule 405 Affiliates shall be entitled to injunctive or other relief in order to enforce the covenant not to compete, covenant not to solicit and/or confidentiality covenants as set forth in Section 24(a) of this
Agreement.

                  (d) In the event of any arbitration or other disputes with regard to this Agreement or any other document or agreement referred to herein, each Party shall pay its own legal fees and expenses, unless otherwise determined by the arbitrator.

                  20. Assignability of Certain Rights by the Company. The
Company shall have the right to assign any or all of its rights or obligations to purchase shares of Stock pursuant to Sections 4, 5 and 6 hereof.

                  21. Miscellaneous.

                  (a) In this Agreement all references to "dollars" or "$" are to United States dollars and the masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates

                  (b) If any provision of this Agreement shall be declared
illegal, void or unenforceable by any court of competent jurisdiction, the other provisions shall not be affected, but shall remain in full force and effect.

                  (c) If any payments of money, delivery of shares of Stock or other benefits due to the Management Stockholder hereunder could cause the application of an accelerated or additional tax under Section 409A of the
Internal Revenue Code of 1986, as amended (the

                                       18

"Code"), such payments, delivery of shares or other benefits shall be deferred if deferral will make such payment, delivery of shares or other benefits compliant under Section 409A of the Code, otherwise such payment, delivery of shares or other benefits shall be restructured, to the extent possible, in a manner, determined by the Company and reasonably acceptable to the Management
Stockholder, that does not cause such an accelerated or additional tax.

                  22. Withholding. The Company or its subsidiaries shall have the right to deduct from any cash payment made under this Agreement to the applicable Management Stockholder Entities any minimum federal, state or local income or other taxes required by law to be withheld with respect to such payment.

                  23. Notices. All notices and other communications provided for herein shall be in writing. Any notice or other communication hereunder shall be deemed duly given (i) upon electronic confirmation of facsimile, (ii) one business day following the date sent when sent by overnight delivery and (iii)
five (5) business days following the date mailed when mailed by registered or certified mail return receipt requested and postage prepaid, in each case as follows:

                  (a) If to the Company, to it at the following address:

                           Affinia Group Holdings Inc.
                           Suite 100
                           1101 Technology Drive
                           Ann Arbor, MI 48108
                           Attention:  Steve Keller, General Counsel

                           with copies to:

                           The Cypress Group L.L.C.
                           65 East 55th Street
                           New York, New York 10022
                           Attn:    Michael F. Finley
                           Tel:     (212) 705-0150
                           Fax:     (212) 705-0199

                           and

                           Simpson Thacher & Bartlett LLP
                           425 Lexington Avenue
                           New York, New York 10017
                           Attention:  William E. Curbow and Brian D. Robbins
                           Telecopy:  (212) 455-2502

                  (b) If to the Management Stockholder, to him at the address set forth below under his signature;

or at such other address as either party shall have specified by notice in writing to the other.

                                       19

                  24. Confidential Information; Covenant Not to Compete.

                  (a) In consideration of the Company entering into this
Agreement with the Management Stockholder, the Management Stockholder shall enter into a Confidentiality, Non-Competition and Proprietary Information
Agreement with the Company or its Subsidiaries on the date hereof (or an employment agreement containing similar provisions).

                  (b) In the event that the Management Stockholder breaches any of the provisions of the Confidentiality, Non-Competition and Proprietary
Information Agreement (or any provision concerning similar matters contained in an employment agreement entered into by the Management Stockholder and the
Company or its Subsidiaries), in addition to all other remedies that may be available to the Company, such Management Stockholder shall be required to pay to the Company any amounts actually paid to him by the Company in respect of any repurchase by the Company of the Option or shares of Common Stock underlying the
Option held by such Management Stockholder.

                  25. Termination of Certain Provisions.

                  The provisions contained in Section 5 and the portion of any other provision of this Agreement that incorporates the provisions of Section 5, shall terminate, and be of no further force or effect upon the consummation of a
Qualified Public Offering.

                           [Signatures on next page.]

                                       20

                  IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                                                     AFFINIA GROUP HOLDINGS INC.

                                                     By:
                                                        ------------------------

                                                     Name:
                                                          ----------------------

                                                     Title:
                                                           ---------------------

                                                     MANAGEMENT STOCKHOLDER:

                                                     Signature:
                                                                ----------------
                                                     Printed Name:
                                                                   -------------

                                                     ADDRESS:

                                                     ---------------------------

                                                     ---------------------------